Exhibit 99.1
Cutera Announces Second Quarter 2023 Financial Results along with 2023 Outlook

BRISBANE, California, August 8, 2023 ─ Cutera, Inc. (Nasdaq: CUTR) (“Cutera” or the “Company”), a leading provider of aesthetic and dermatology solutions, today reported financial results for the second quarter ended June 30, 2023.

Second Quarter 2023 Financial and Operational Highlights

•Consolidated revenue of $61.2 million, a decrease of 5% as reported and a decrease of 2% in constant currency from the prior-year period, primarily driven by a decline in capital equipment revenue, partially offset by AviClear revenue.
•AviClear Q2 2023 new bookings of just under 200 units, vs. over 350 in Q1 2023, in line with our strategy to drive a more measured pace of new bookings.
•GAAP Gross margin of 45.8% in the quarter, compared to 54.6% in the prior-year period.
•Non-GAAP Gross Margin of 50.3% in the quarter, compared to 55.6% in the prior-year period.
•GAAP Operating expenses were $57.6 million in the quarter, compared to $45.1 million in the prior-year period. Operating expenses during the period included $10.6 million in AviClear spending, up $3.6 million from the prior-year period.
•GAAP Net loss was $31.6 million, compared to a GAAP Net loss of $47.3 million in the prior-year period.
•Adjusted EBITDA was a loss of $11.6 million, compared to a loss of $1.6 million in the prior-year period.
◦Core adjusted EBITDA was a loss of $4.3 million
◦AviClear adjusted EBITDA was a loss of $7.3 million

Key Revenue Metrics	Three Months Ended June 30, 2023	% Change vs Three Months Ended June 30, 2022		Key Profit Metrics	Three Months Ended June 30, 2023
		Reported	Constant Currency
Capital Equipment	$37.9	-13%	-11%	GAAP Margin %	45.8%
Skincare	$9.4	-2%	5%	Non-GAAP Margin %	50.3%
Consumables	$4.3	-18%	-16%	Adjusted EBIDTA-Core	$(4.3)
Service	$5.7	—%	2%	Adjusted EBIDTA- AviClear	$(7.3)
AviClear	$4.0	nm	nm	Adjusted EBIDTA - Total	$(11.6)
Recurring	$23.3	13%	18%	Adjusted EBIDTA - Margin %	-19.0%
Total Revenue	$61.2	-5%	-2%

Key Revenue Metrics	Six Months Ended June 30, 2023	% change vs Six Months Ended June 30, 2022		Key Profit Metrics	Six Months Ended June 30, 2023
		Reported	Constant Currency
Capital Equipment	$71.2	-11%	-9%	GAAP Margin %	45.6%
Skincare	$17.6	-18%	-8%	Non-GAAP Margin %	49.7%
Consumables	$8.0	-12%	-9%	Adjusted EBIDTA-Core	$(12.9)
Service	$11.1	-5%	-2%	Adjusted EBIDTA- AviClear	$(13.3)
AviClear	$8.4	nm	nm	Adjusted EBIDTA - Total	$(26.1)
Recurring	$45.0	7%	13%	Adjusted EBIDTA - Margin %	-22.5%
Total Revenue	$116.2	-5%	-1%

“Second quarter results reflect that our business faces more operational and market challenges than were apparent when I stepped in as interim CEO. While we succeeded in refocusing our selling organization on Core Capital, business performance in this area has been negatively impacted by continued parts-driven service delays, and a tightening credit environment which have made deal closing more difficult, and placed pressure on our ASP’s. Addressing these challenges is a top priority for the company and we are working diligently to get Core Capital back on track,” commented Sheila Hopkins former interim Chief Executive Officer of Cutera Inc.

Hopkins continued, “On AviClear we have more work to do to increase utilization and the percent of installed offices that are contributing. We are working expeditiously on the playbook for that. This will be a process, however, I am encouraged by progress made in the quarter on AviClear. We moved forward with a more measured pace of device bookings, and drove treatment volume that was in-line with our expectations. Finally, AviClear became the first acne therapy to obtain FDA clearance as a long-term treatment for mild to severe acne vulgaris.”

“I continue to believe in the potential of Cutera, fueled by excellent technologies, and a dedicated and talented team. The challenges before us can and will be addressed, particularly with Taylor at the helm given his deep industry experience. This will place the Company firmly on the path to un-lock inherent upside value not only on AviClear, but also Core Capital. Cutera’s future remains bright,” concluded Hopkins

“I am very excited about the platform, the team, and the opportunity ahead at Cutera. While we face a set of near-term challenges, which our team will address, we have significant potential to drive growth and profitability over time, not only with our AviClear, our revolutionary solution for acne, but across our entire portfolio,” commented Taylor Harris, Chief Executive Officer of Cutera, Inc.

2023 Outlook
The company expects full-year 2023 revenue in the range of $220 million to $230 million.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating in the call will be Taylor Harris, Chief Executive Officer, Sheila Hopkins, former Interim Chief Executive Officer, Stuart Drummond, Interim Chief Financial Officer, and Greg Barker, Vice President of FP&A and Investor Relations.

To participate in the conference call, dial 1-800-319-4610 (domestic) or + 1-631-891-4304 (international).

The call will also be a webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.
Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1-415-657-5500 or 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for gross margin, gross margin rate, and operating income. Non-GAAP adjustments include depreciation and amortization including contract acquisition costs, stock-based compensation, enterprise resource planning (“ERP”) implementation costs, certain legal and litigation costs, executive and other non-recurring severance costs, costs related to a retention plan, and legal and advisory fees related to litigation and shareholder activism. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure.

The Company defines adjusted EBITDA as operating income before depreciation and amortization, stock-based compensation, ERP implementation costs, costs related to certain litigation, executive and non-recurring severance costs, retention plan costs,, and legal and advisory fees related to litigation and shareholder activism.

Company management uses non-GAAP measures as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per share exclude the following:

Depreciation and amortization, including contract acquisition costs. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expenses related to grants of options, employee stock purchase plans, and performance and restricted stock. Depending upon the size, timing, and terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

ERP implementation costs. The Company has excluded ERP system costs related to direct and incremental costs incurred in connection with its multi-phase implementation of a new ERP solution and the related technology infrastructure costs. The Company excludes these costs because it believes that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of the Company’s operating performance;

Certain legal and litigation costs. The Company has excluded costs incurred related to its litigation against Lutronic Aesthetics, which is not part of the Company’s ordinary course of business. The Company’s complaint against Lutronic alleges misappropriation of trade secrets, violation of the Racketeer Influenced and Corrupt Organizations Act (RICO), interference with contractual relations and other claims. The Company excludes these costs because this litigation is a result of a discrete event that was not part of the Company’s business strategy but has a significant effect on the results of operations. Its costs are incidental to and do not reflect the efficiencies and effectiveness of the Company’s core operations;

Executive and other non-recurring severance costs. The Company has excluded costs associated with restructuring activities and the separation of its officers and other executives in calculating its non-GAAP operating expenses and non-GAAP Operating Income. The Company has excluded restructuring costs because a restructuring represents a discrete event that signifies a change in the Company’s strategy, but its costs are not indicative of the ongoing financial performance of the business. The Company excludes executive separation costs because executive separations are unpredictable and not part of the Company’s business strategy but could have a significant impact on the results of operation;

Retention plan costs. The Company has excluded the expense related to a retention plan implemented in April 2023. Approximately $11 million was made available to sales personnel and key employees and will be paid in quarterly installments through October 2024. The Company has excluded expense related to this retention plan as such costs are not considered part of ongoing operations.

Board of Director legal and advisory fees. The Company has excluded costs associated with the litigation and shareholder activism related to its 2023 annual meeting of shareholders. The Company has excluded these costs as the costs do not relate to ongoing operations. The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects, or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements, or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates concerning those or other forward-looking statements. Cutera's financial performance for the second quarter ended June 30, 2023, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Greg Barker
VP, Corporate FP&A and Investor Relations
415-657-5500
IR@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$180,654	$145,924
Marketable investments	41,949	171,390
Accounts receivable, net	53,079	45,562
Inventories, net	68,668	63,628
Other current assets and prepaid expenses	24,900	24,036
Restricted cash	700	700
Total current assets	369,950	451,240

Property and equipment, net	65,511	40,368
Deferred tax assets	547	590
Goodwill	1,339	1,339
Operating lease right-of-use assets	11,370	12,831
Other long-term assets	15,113	14,620
Total assets	$463,830	$520,988

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$34,240	$33,736
Accrued liabilities	53,764	57,452
Operating leases liabilities	2,602	2,810
Deferred revenue	12,457	11,841
Total current liabilities	103,063	105,839

Deferred revenue, net of current portion	1,690	1,657
Operating lease liabilities, net of current portion	10,069	11,352
Convertible notes, net of unamortized debt issuance costs	417,568	416,459
Other long-term liabilities	575	862
Total liabilities	532,965	536,169

Stockholders’ deficit:
Common stock	20	20
Additional paid-in capital	128,014	125,406
Accumulated other comprehensive income (loss)	4	(94)
Accumulated deficit	(197,173)	(140,513)
Total stockholders' deficit	(69,135)	(15,181)
Total liabilities and stockholders' deficit	$463,830	$520,988

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Products	$55,568	$58,589	$105,156	$110,655
Service	5,650	5,635	11,055	11,583
Total net revenue	61,218	64,224	116,211	122,238

Products	29,473	25,899	56,704	48,811
Service	3,691	3,281	6,526	6,595
Total cost of revenue	33,164	29,180	63,230	55,406
Gross profit	28,054	35,044	52,981	66,832
Gross margin %	45.8%	54.6%	45.6%	54.7%

Operating expenses:
Sales and marketing	33,271	27,001	62,783	51,945
Research and development	5,784	6,859	12,252	13,358
General and administrative	18,528	11,248	31,044	24,750
Total operating expenses	57,583	45,108	106,079	90,053
Loss from operations	(29,529)	(10,064)	(53,098)	(23,221)
Interest and other expense, net:
Amortization of debt issuance costs	(557)	(298)	(1,109)	(517)
Interest on Convertible notes	(2,958)	(1,149)	(5,897)	(1,927)
Loss on extinguishment of convertible notes	—	(34,423)	—	(34,423)
Interest income	2,179	382	4,658	395
Other expense, net	(453)	(1,910)	(616)	(2,678)
Total interest and other expense, net	(1,789)	(37,398)	(2,964)	(39,150)
Loss before income taxes	(31,318)	(47,462)	(56,062)	(62,371)
Income tax expense (benefit)	326	(186)	598	47
Net loss	$(31,644)	$(47,276)	$(56,660)	$(62,418)

Net income (loss) per share:
Basic	$(1.59)	$(2.53)	$(2.86)	$(3.39)
Diluted	$(1.59)	$(2.53)	$(2.86)	$(3.39)

Weighted-average number of shares used in per share calculations:
Basic	19,858	18,700	19,819	18,392
Diluted	19,858	18,700	19,819	18,392

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Cash flows from operating activities:
Net income (loss)	$(31,644)	$(47,276)	$(56,660)	$(62,418)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Stock-based compensation	1,550	4,733	4,936	8,776
Depreciation and amortization	1,829	502	3,238	929
Amortization of contract acquisition costs	1,891	567	4,069	1,219
Amortization of debt issuance costs	557	298	1,109	517
Deferred tax assets	30	39	43	80
Provision for credit losses	2,026	217	2,514	409
Loss on sale of property and equipment	—	49	—	63
Loss on extinguishment of convertible notes	—	34,423	—	34,423
Unrealize gain on foreign exchange forward	623	—	—	—
Non-cash interest income	(1,115)	—	(1,995)	—
Changes in assets and liabilities:
Accounts receivable	(2,967)	804	(10,031)	(1,108)
Inventories, net	3,151	(5,324)	(5,040)	(17,501)
Other current assets and prepaid expenses	1,175	2,577	(878)	(3,034)
Other long-term assets	(2,771)	(686)	(4,782)	(1,071)
Accounts payable	(336)	9,016	(1,666)	14,771
Accrued liabilities	(5,512)	(889)	(3,806)	(6,878)
Operating leases, net	(14)	6	(30)	36
Deferred revenue	261	463	649	702
Net cash provided by (used in) operating activities	(31,266)	(481)	(68,330)	(30,085)
	—
Cash flows from investing activities:
Acquisition of property and equipment	(14,755)	(7,917)	(25,908)	(8,238)
Proceeds from maturities of marketable investments	60,000	—	155,000	—
Purchase of marketable investments	—	(129,251)	(23,467)	(203,309)
Net cash provided by (used in) investing activities	45,245	(137,168)	105,625	(211,547)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	749	1,288	858	1,440
Purchase of capped call	—	(31,671)	—	(31,671)
Proceeds from issuance of convertible notes	—	240,000	—	240,000
Payment of issuance costs of convertible notes	—	(6,956)	—	(6,956)
Extinguishment of convertible notes	—	(45,777)	—	(45,777)
Taxes paid related to net share settlement of equity awards	(789)	(1,784)	(3,186)	(4,234)
Payments on finance lease obligations	(113)	(133)	(237)	(284)
Net cash provided by (used in) financing activities	(153)	154,967	(2,565)	152,518

Net increase (decrease) in cash, cash equivalents and restricted cash	13,826	17,318	34,730	(89,114)
Cash, cash equivalents, and restricted cash at beginning of period	167,528	58,432	146,624	164,864
Cash, cash equivalents, and restricted cash at end of period	$181,354	$75,750	$181,354	$75,750

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Six Months Ended		% Change
	June 30, 2023	June 30, 2022	2023 Vs 2022	June 30, 2023	June 30, 2022	2023 Vs 2022
Revenue By Geography:
North America	$31,830	$32,239	-1.3%	$59,499	$61,092	-2.6%
Japan	12,810	15,174	-15.6%	25,718	32,677	-21.3%
Rest of World	16,578	16,811	-1.4%	30,994	28,469	+8.9%
Total Net Revenue	$61,218	$64,224	-4.7%	$116,211	$122,238	-4.9%
International as a percentage of total revenue	48.0%	49.8%		48.8%	50.0%

Revenue By Product Category:
Systems
–North America	$22,243	$25,232	-11.8%	$40,203	$47,939	-16.1%
–Rest of World (including Japan)	15,652	18,421	-15.0%	31,010	32,228	-3.8%
Total Systems	37,895	43,653	-13.2%	71,213	80,167	-11.2%
AviClear	3,996	136	nm	8,391	136	nm
Consumables	4,255	5,162	-17.6%	7,998	9,065	-11.8%
Skincare	9,422	9,638	-2.2%	17,554	21,287	-17.5%
Total Products	55,568	58,589	-5.2%	105,156	110,655	-5.0%
Service	5,650	5,635	+0.3%	11,055	11,583	-4.6%
Total Net Revenue	$61,218	$64,224	-4.7%	$116,211	$122,238	-4.9%

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$361	$500	$725	$959
Sales and marketing	1,283	1,638	2,431	2,214
Research and development	415	1,067	1,108	2,047
General and administrative	(509)	1,528	672	3,556
	$1,550	$4,733	$4,936	$8,776

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2023
	Gross Profit	Gross Margin	Operating Income

Reported	$28,054	45.8%	$(29,529)
Adjustments:
Depreciation and amortization including contract acquisition costs	1,998	3.3%	3,991
Stock-based compensation	361	0.6%	1,550
ERP implementation costs	—	—	770
Legal	—	—	394
Severance	—	—	234
Retention plan costs	65	0.1%	2,972
Board of Director legal and advisory fees	—	—	7,709
Other adjustments	307	0.5%	307
Total adjustments	2,731	4.5%	17,927
Adjusted	$30,785	50.3%	$(11,602)

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2022
	Gross Profit	Gross Margin	Operating Income

Reported	$35,044	54.6%	$(10,064)
Adjustments:
Depreciation and amortization including contract acquisition costs	161	0.3%	1,068
Stock-based compensation	500	0.8%	4,733
ERP implementation costs	—	—	2,385
Legal	—	—	242
Total adjustments	661	1.0%	8,428
Adjusted	$35,705	55.6%	$(1,636)

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2023
	Gross Profit	Gross Margin	Operating Income

Reported	$52,981	45.6%	$(53,098)
Adjustments:
Depreciation and amortization including contract acquisition costs	3,597	3.1%	7,578
Stock-based compensation	725	0.6%	4,936
ERP implementation costs	—	—	1,288
Legal	—	—	1,046
Severance	119	0.1%	549
Retention plan costs	65	0.1%	2,972
Board of Director legal and advisory fees	—	—%	7,709
Other adjustments	307	0.3%	892
Total adjustments	4,813	4.1%	26,970
Adjusted	$57,794	49.7%	$(26,128)

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2022
	Gross Profit	Gross Margin	Operating Income

Reported	$66,832	54.7%	$(23,221)
Adjustments:
Depreciation and amortization including contract acquisition costs	237	0.2%	2,147
Stock-based compensation	959	0.8%	8,776
ERP implementation costs	—	—	6,361
Legal	—	—	496
Total adjustments	1,196	1.0%	17,780
Adjusted	$68,028	55.7%	$(5,441)